EXHIBIT 99.1

UNICO AMERICAN CORPORATION ANNOUNCES REVIEW OF STRATEGIC ALTERNATIVES

CONTACT: Steven L. Shea

Chairman of Board

410-371-4327

Calabasas, CA, September 7, 2021 – Unico American Corporation (NASDAQ: UNAM) (“Unico” or the “Company”) today announced its Board of Directors has authorized a review of strategic alternatives for the Company aimed at enhancing shareholder value. TigerRisk Capital Markets & Advisory has been retained as exclusive financial advisor to the Board of Directors. No assurance can be given as to whether, when or on what terms any possible transaction might occur. The Company does not intend to make any further statements regarding this process unless and until a definitive agreement has been reached, or until the process of exploring strategic alternatives has ended.

Headquartered in Calabasas, California, Unico is an insurance holding company that underwrites property and casualty insurance through its insurance company subsidiary; provides property, casualty, and health insurance through its agency subsidiaries; and through its other subsidiaries provides insurance premium financing and membership association services. Unico has conducted the majority of its operations through its subsidiary Crusader Insurance Company since 1985. For more information concerning Crusader Insurance Company, please visit the Crusader’s Web site at www.crusaderinsurance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company’s plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

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Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, Unico’s ability to continue to operate as a "going concern;" substantial historical net losses of Crusader, the principal subsidiary of the Company, which may continue in the future; failure to meet minimum capital and surplus requirements of property and casualty insurance companies; Crusader will be limited in the amount of dividends that it can declare and pay to Unico because of decreases in its policyholder surplus; possible restrictions on new business that may be written by Crusader by its principal insurance regulator because of its reduced policyholder surplus; vulnerability to climate change and significant catastrophic property loss; the impact of the recent coronavirus pandemic; a change in accounting standards, including those issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations, including privacy and data protection laws; downgrade in financial strength rating or long-term credit rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value which may sometimes conflict with short-term earnings expectations; control by a small number of shareholders; failure to maintain effective system of internal controls; difficulty in effecting a change of control or sale of any subsidiaries; the negative impact of emerging claim and coverage issues; risk management framework could prove inadequate; single operating location; systems damage, failures, interruptions, cyber-attacks and intrusions, or unauthorized data disclosures; delays and cost overruns in connection with the upgrade of its legacy information technology system; levy assessments by various underwriting pools and programs; limited trading of stock; no assurance of dividend declaration in the future so returns may be limited to stock value; and significant costs and substantial management time devoted to operating as a public company.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2020 Annual Report on Form 10-K and Form 10-Q for the quarterly period ended June 30, 2021, as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files or furnishes with the SEC from time-to-time, for other important risks and uncertainties that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, for any reason.

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